UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2018

Black Box Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Park Drive Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 746-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On November 16, 2018, Black Box Corporation (the “Company”) issued a press release announcing financial results for the fiscal quarter ended September 29, 2018. A copy of the press release is furnished as Exhibit 99.1 to this report.
Additional Information and Where to Find It
The tender offer described herein has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common stock of the Company or any other securities. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”) by AGC, and a solicitation/recommendation statement on Schedule 14D-9 will be filed with the SEC by the Company. The offer to purchase common stock of the Company will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer that will be named in the tender offer statement on Schedule TO.

Cautionary Forward-Looking Statements
All of the statements in this document, other than historical facts, are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of Black Box by AGC, and are based on a number of assumptions that could ultimately prove inaccurate. Forward-looking statements made herein with respect to the tender offer, the merger and related transactions, including, for example, the timing of the completion of the merger and the potential benefits of the merger, reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, Black Box’s actual results may differ materially from its expectations or projections. The following factors, among others, could cause actual plans and results to differ materially from those described in forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) uncertainties as to how many Black Box stockholders will tender their shares of Black Box common stock in the tender offer; (iii) the possibility that competing acquisition proposals will be made; (iv) the possibility that Black Box will terminate the merger agreement to enter into an alternative business combination, refinancing, or other recapitalization transaction; (v) the possibility that various closing conditions for the transactions contemplated by the merger agreement may not be satisfied or waived; (vi) the risk that the merger agreement may be terminated in circumstances requiring Black Box to pay a termination fee; (vii) risks related to the filing or filings to be made with CFIUS, and unanticipated developments in related law; (viii) the possibility that the transactions contemplated by the merger agreement may not be timely completed, if at all; (ix) the risk that, prior to the completion of the transactions contemplated by the merger agreement, if at all, Black Box’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption, whether due to uncertainty related to the tender offer, the merger and related transactions or otherwise, continued degradation in Black Box’s financial performance, or other factors; (x) the risk that AGC’s equity financing, debt financing or both are unavailable to complete the tender offer or the merger; (xi) the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; (xii) the risk that Black Box does not generate sufficient cash flow from operations to meet its obligations during the period prior to the completion of the transactions contemplated by the merger agreement; (xiii) the risks and uncertainties pertaining to Black Box’s business; and (xiv) other factors included elsewhere in Black Box’s public periodic filings with the SEC, as well as the tender offer materials filed and to be filed by AGC and/or its affiliates in connection with the tender offer. Other factors that could cause actual results to differ materially include those set forth in Black Box’s SEC reports, including, without limitation, the risks described in Black Box’s Annual Report on Form 10-K for its fiscal year ended March 31, 2018, Black Box’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and the Current Report on Form 8-K, filed July 2, 2018, each of which are on file with the SEC. Black Box’s SEC filings are available publicly on the SEC’s website at www.sec.gov, on Black Box’s website at https://www.blackbox.com/ under the Investor Relations section or upon request via phone at 724-873-6788. Black Box disclaims any obligation or undertaking to update or revise the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 16, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLACK BOX CORPORATION
Date: November 16, 2018
/s/ DAVID J. RUSSO
David J. Russo
Executive Vice President, Chief Financial Officer
and Treasurer (Principal Accounting Officer)

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